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                                                                    EXHIBIT 10.3

                   AMENDMENT #3 TO SATELLITE SERVICE AGREEMENT

      THIS AMENDMENT #3 ("Amendment #3") to the Satellite Service Agreement effective as of March 21, 2003, as amended by Amendment #1 effective as of July 10, 2003, and Amendment #2 effective as of September 22, 2003 (collectively the "Original Agreement"), between SES Americom, Inc., as agent for SES Americom California, Inc. (for the period prior to the In-Service Date) and SES Americom Colorado, Inc. (for the period on and after the In-Service Date), on the one hand, and EchoStar Satellite L.L.C., formerly known as EchoStar Satellite Corporation ("Customer") *** is made effective as of February 19, 2004 (the "Amendment #3 Effective Date"). All references to "SES Americom" herein shall include SES Americom California, Inc., SES Americom Colorado, Inc., and SES Americom, Inc. as agent for each. Defined terms used in this Amendment #3 have the meanings specified herein or in the Original Agreement. The Original Agreement as amended by this Amendment #3 is referred to as the "Agreement".

      SES Americom and Customer agree to amend the Original Agreement in accordance with the terms and conditions set forth below.

(1) Amendment #2. Amendment #2 shall be considered void ab initio and of no further force and effect. ***

In accordance with requests made and instructions given by Customer, SES Americom shall use commercially reasonable efforts, at Customer's reasonable expense, to support Customer's efforts in taking the actions described in Subsection (ii) above, provided that SES Americom shall have no duty or obligation whatsoever under this sentence to act or refrain from acting in any way that would materially adversely impact SES Americom. SES Americom is entitled to invoice Customer as soon as the costs described in this paragraph have been incurred by SES Americom, and Section 2.E shall apply to the invoicing by SES Americom and the payments by Customer. ***

(7) Notices. In Section 1.E, (a) the address for notices to Customer delivered via overnight courier service is changed to 9601 S. Meridian Blvd., Englewood, CO 80112, and (b) the address for notices to Customer delivered via first class certified mail is changed to P.O. Box 6655, Englewood, CO 80155. ***

(14) General. Except as expressly modified herein, the Original Agreement shall remain in full force and effect in accordance with its terms and conditions.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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      This AMENDMENT #3 contains the complete and exclusive understanding of the parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements between the parties with respect thereto.

ECHOSTAR SATELLITE L.L.C.                   SES AMERICOM, INC., as agent for SES
By: EchoStar DBS Corporation, its           AMERICOM CALIFORNIA, INC.
sole member                                 and SES AMERICOM COLORADO, INC.

By: _________________________________       By: ________________________________
(Signature)                                 (Signature)

Name: _______________________________       Name: ______________________________
(Typed or Printed Name)                     (Typed or Printed Name)

Title: ______________________________       Title: _____________________________
***
***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

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